BOXER WORKSTYLE LICENSE

C

DEFINITION OF LICENSE TERMS

***See attached Building Rules and Regulations page 'Rules-1', and Exhibits "A", "B", "G", "Q", and "Y".**

LICENSOR: **1910 Pacific, L.P.**

LICENSEE: **U.S. Assets Inc.**

BUILDING: **Pacific Place** **ADDRESS:** **1910 Pacific Ave**
WORKSTYLE SPACE: **17060** **Dallas, TX. 75201**

LICENSEE ADDRESS (not in building): 651 brookviesta ct east
waxahachie tx 75165

Driver's License #: 01563903
PHONE #: (214) 616-1077 **State:** tx

FAX #: **EIN #:** 37-1762113

CELL: **E-Mail:** **jefflove@usassetsinc.com**
(Licensee shall notify Licensor of any contact info changes)

Representative for Landlord: **Brandon Paletta**

LICENSOR ADDRESS:

(FOR PAYMENTS):
1910 Pacific, L.P.
PO Box 4737
Houston, 77210-4737

(FOR ALL OTHER PURPOSES):
C/O BOXER PROPERTY
720 NORTH POST OAK ROAD, SUITE 500
HOUSTON, TEXAS 77024

TERM: **Five** **years** **Four** **months OR** **N/A** **(Licensee initials) month-to-month**

COMMENCEMENT DATE: **October 1, 2015**

SECURITY DEPOSIT: **$2,100.00**

BASIC LICENSE FEE (monthly – select from the options below):

- ☐ **Co-Work Lounge (individual):** **$**
- ☐ **Dedicated Desk (individual):** **$** **(Desk to be assigned by Manager)**
- ☑ **Private Office:** **$5,023.50** **Suite # 17060**

SPECIAL PROVISIONS:
Tenant agrees to the following rent schedule:
From October 01,2015 to September 30,2016 rent will be $5023.50 per month.
From October 01,2016 to September 30,2017 rent will be $5171.25 per month.
From October 01,2017 to September 30,2018 rent will be $5319.00 per month.
From October 01,2018 to September 30,2019 rent will be $5466.75 per month.
From October 01,2019 to January 31,2021 rent will be $5614.50 per month.
Tenant shall have the right to occupy the Premises upon substantial completion of construction to September 30, 2015 at no additional charge.
All rates subject to CPI clause in this Lease.
Please see exhibit G, Q, and Y.

DS JL
Licensee Initials

LICENSE PROVISIONS

This license agreement ("License") applies to the area ("Premises") indicated above, or outlined on Exhibit "A" if attached, in or adjacent to collaborative or shared amenity space ("WorkStyle" Space), along with the services indicated on Exhibit "B" if attached.

In a shared-space, maintaining a positive work environment through professional behavior is important. It is impossible to predict what issues might arise between companies and individuals sharing space, and personal definitions of professional behavior will differ. Although it is our hope that Licensees will establish positive relationships and address issues among themselves, Licensor will create and enforce a code of conduct when necessary, may change it any time at its discretion, and will terminate Licenses at its sole discretion if it determines that the Licensee's behavior or actions merits it. In these cases, Licensor's decisions are not subject to challenge. It is our hope that these policies will be exercised very rarely. Accordingly, the parties agree that notwithstanding anything herein to the contrary, Licensor may at any time, in its sole discretion, early terminate this License by giving thirty (30) days prior written notice to Licensee.

1. **TERM.** This License begins on the Commencement Date and continues for the Term indicated above, unless sooner terminated per the License provisions. For a month-to-month Term, either party may terminate with thirty (30) day written notice, and Licensor may increase the License Fee with a thirty (30) day written notice. If Licensee occupies the Premises prior to the Commencement Date, all terms and conditions of the License shall apply. Upon the giving of notice as provided herein, the License shall be deemed terminated effective thirty days following the date of said notice (the "Early Termination Date"), and Licensee shall vacate the Premises on or before the Early Termination Date, in the manner required herein, it being acknowledged that Licensee shall have no right of access to the Premises following the Early Termination Date.
2. **LICENSE FEE.** Licensee will pay the Basic License Fee, plus all other amounts payable by Licensee, including any charges and late fees (collectively, the "License Fee"), monthly in advance. It must be received on the **first** day of each calendar month, at the address specified by Licensor, without demand, counterclaim or set-off. Licensor accepts check, EFT, cashier's check, or certified funds, but will not accept cash. Upon the Commencement Date and thereafter, Private Office Licensee shall pay its estimated pro rata share, using the rentable square footage of the Premises and the total rentable square footage of the Building, of the actual cost incurred by Licensor of providing electricity to the Premises, the common areas of the Building and the Building ("Electricity Cost"), in equal monthly installments, in advance on the first day of each month. Licensor shall have the right from time to time to revise the written estimate of Licensee's share of the projected Electricity Cost.
3. **SECURITY DEPOSIT**. If required, Licensee shall deposit the Security Deposit set forth above as security for the full and faithful performance of the terms, covenants, and conditions of this License. This deposit is not to be regarded as the last month's License Fee. If Licensee defaults in obligations hereunder, Licensor may at its election, without notice and with or without terminating this License, apply the funds so deposited in payment of License Fee or other sums due or to cure such default of Licensee. Immediately upon request from Licensor, Licensee will be required to restore the security deposit to the original amount. Licensor shall not be required to keep this security deposit separate from its general funds and Licensee shall not be entitled to interest on such deposit.
4. **USE OF PREMISES.** Licensee accepts the Premises "as is," will use it for office purposes only, and will not: conduct any unlawful or dangerous activity; permit any nuisance; disturb quiet enjoyment; emit offensive odors or conditions; sell, purchase, or give away food; cause undue noise or vibrations; or have more than three persons occupy or regularly use a Private Office. *Licensor makes no representations as to the suitability, condition, or layout of the Premises, except as set forth herein, and Licensee acknowledges that no such representations have been made. Licensor makes no other warranties, express or implied, of merchantability, marketability, or fitness, and any implied warranties are hereby expressly disclaimed.* Licensor and its agents may publicize and use Licensee's image, likeness, name, as well as the terms of the License, for any marketing or online purposes, and may use Licensee's contact information to deliver marketing information and other announcements. Licensee will keep the Premises in good condition, and promptly and adequately address any damages to Licensor's satisfaction; if Licensee does not do so, Licensor may, but need not, make such repairs and replacements, and Licensee shall pay Licensor, upon demand, the cost thereof. Licensee further agrees to surrender the Premises to Licensor in good condition upon the expiration or early termination of the term of this License, ordinary wear and tear excepted.
5. **IMPROVEMENTS.** Licensee agrees not to make alterations, additions, or improvements to the Premises without the prior written consent of Licensor. Any alterations, additions and improvements permitted by Licensor shall, upon Licensor's request, be removed by Licensee at the expiration of this License and the Premises shall be restored to its original condition at no cost to Licensor. If Licensee does not remove such alterations, additions or improvements by the end of the term, then Licensor may perform such removal, and Licensee shall pay the cost of such removal upon invoice from Licensor.
6. **TRANSFER OF LICENSEE'S INTEREST.** Licensee shall not assign, sublet or convey this License or any interest under it, allow any transfer thereof, or permit the use of all or any of the Premises by persons other than Licensee or its employees or contractors.
7. **LICENSEE'S DEFAULT.** Licensee shall be in default of this License if fails to pay in full the License Fee or any other payment under this License at the time or in the manner required; abandons the Premises; voluntarily seeks the protection of the Bankruptcy Act; fails to comply with any of the other covenants or conditions of this License, whether upon notice or not.
8. **LICENSOR'S REMEDIES.** If Licensee's default continues for five (5) days after such default first occurred, then Licensor, at its option, may do any of the following, in addition to and not limiting any other remedy permitted by law, equity, or this License:
   - **(i)** Immediately re-enter and remove all property from the Premises without being deemed guilty of trespass, or becoming liable for any loss or damages occasioned thereby, and change the door locks and deny Licensee access to the Premises;
   - **(ii)** Enter the Premises and make such alterations and repairs as may be necessary in order to market the premises at Licensee's expense;
   - **(iii)** Terminate this License, in which event Licensee shall immediately surrender possession of the Premises, and Licensor may recover from Licensee all damages it may incur by reason of such breach, including the cost of recovering the premises, reasonable attorneys' fees and costs, and Licensor may immediately change the door locks and deny Licensee access to the Premises;
   - **(iv)** Immediately cease and shall have no obligation to provide any services to Licensee for so long as a default exists and remains uncured by Licensee under this License.
9. **DEFAULT CHARGES.** Upon any default by Licensee, Licensee will pay all resulting costs and expenses, including, without limitation, costs of collection, attorneys' fees, court costs and interest on unpaid sums at 18% per annum.
10. **HOLDOVER.** Upon expiration or earlier termination of the License, Licensee shall have no right to possession or holdover, and shall immediately vacate and surrender the Premises in accordance with the terms of Section 4 and 6 above.
11. **INDEMNITY**. Licensor shall not be liable for and Licensee will defend, indemnify and hold harmless Licensor from all fines, suits, claims, demands, losses, and actions, including attorney's fees, for any injury to persons or damage to or loss of property on or about the Premises or in or about the Building caused by the Licensee, its employees, invitees, licensees, or by any other person entering the Premises or the Building under express or implied invitation of the Licensee, or arising out of Licensee's use of Premises or Licensor's maintenance of the Premises, and Licensee releases any claims for damage or loss caused by fire, flood, water leaks, wind, ice, snow, hail, explosion, smoke, riot, strike, interruption of utilities, theft, burglary, robbery, assault, vandalism, other persons, environmental contaminants, or other occurrences or casualty losses. This waiver and indemnity obligation shall survive the termination or expiration of the License.
12. **PERSONAL PROPERTY.** Licensee agrees to maintain commercially reasonable insurance to cover the full replacement costs of personal property brought into the Building by Licensee, its employees, licensees, and/or invitees. In addition, Licensee agrees that all personal property brought into the Building by Licensee, its employees, licensee, and invitees such property is at the sole risk of Licensee. Licensor is not liable for theft of money or property, or

DS
JL

Licensee Initials

for any damages thereto, such being the sole responsibility of Licensee. Any property removed by Licensor pursuant to this License shall be stored for ten (10) days, and thereafter will be deemed abandoned and Licensor may dispose of it by any means without notice to Licensee. Any personal property described above is not collateral or security for this License agreement and shall not be subject to any restrictions, whether common law or statutory (including the Uniform Commercial Code), regarding its disposition. Further, Licensor shall have no liability with respect to it or its representative's handling of Licensee's property after default.

13. **ACCESS**. Licensor and its agents may, at any time, enter the Premises for any reason. Licensee waives any claim for damages for any injury or inconvenience to or interference with Licensee's business, any loss of occupancy or quiet enjoyment, or any other loss occasioned by Licensor's entry into the Premises. Licensor shall at all times have a key to the Premises. Licensor may use any means to open any door in an emergency without liability therefor. Licensor reserves the right to prevent access to or close the Building as determined by Licensor for the protection of the Building, its Licensees and licensees, and visitors.

14. **INSURANCE.** Licensee agrees to maintain, at Licensee's sole cost and expense, insurance policies that in its judgment will cover Licensee's aforesaid indemnity with respect to Licensee's use and occupancy of the Premises, as well as coverage for theft and damage and contain an "additional insured" endorsement in favor of Licensor.

15. **SERVICES OF LICENSOR.** Licensor shall furnish the services indicated on Exhibit "B." Licensor does not warrant that any service will be free of interruptions caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, accidents, inability to obtain fuel, water or supplies, acts of God or any other cause beyond the reasonable control of Licensor. LICENSEE EXPRESSLY AND SPECIFICALLY AGREES TO WAIVE, AND AGREES NOT TO MAKE, ANY CLAIM FOR DAMAGES, DIRECT OR CONSEQUENTIAL, INCLUDING WITH RESPECT TO LOST BUSINESS OR PROFITS, ARISING OUT OF ANY FAILURE TO FURNISH ANY SERVICE, ANY ERROR OR OMISSION WITH RESPECT THERETO, OR ANY DELAY OR INTERRUPTION OF SERVICES.

16. **LATE FEE.** If the License Fee is not received by Licensor on or before the fifth (5th) day of any month, Licensee shall pay a late fee equal to fifteen percent (15%) of the cumulative amount of License Fees due, including the Basic License Fee and all other amounts payable by Licensee, including any charges and previously assessed late fees. Failing to make immediate payment of the delinquent License Fee plus the late fee is an Event of Default. This provision does not relieve the obligation to pay License Fee on the first of each month and is not a waiver by the Licensor to require payment on the **first** day of each month. The parties agree that said late fee represents reasonable damages (actual damages being difficult to determine) and is not a penalty.

17. **AUTHORITY; EXECUTION; ELECTRONIC FILES.** If Licensee executes this License as a corporation or other entity, each of the persons executing this License on behalf of Licensee personally covenants and warrants that Licensee is duly authorized and validly existing, that Licensee is qualified to do business in the state in which the Building is located, that Licensee has full right and authority to enter into this License, and that each person signing on behalf of Licensee is authorized to do so. In the event Licensee provides an email address to Licensor, Licensee agrees that Licensor, its representative and agents may contact Licensee via the address, and deliver marketing information and other announcements to such address(es). The License may be executed by the parties in multiple counterparts, which together shall have the full force and effect of a fully executed agreement between the parties. Electronic signatures by either party are valid, and Licensee agrees that the License and related documents and records may be created, kept and transmitted as electronic files only.

18. **LICENSOR'S LIABILITY. THE LIABILITY OF LICENSOR TO LICENSEE FOR ANY DEFAULT BY LICENSOR UNDER THE TERMS OF THIS LICENSE SHALL BE LIMITED TO LICENSEE'S ACTUAL DIRECT, BUT NOT CONSEQUENTIAL, DAMAGES THEREFOR AND SHALL BE RECOVERABLE FROM THE INTEREST OF LICENSOR IN THE BUILDING, AND LICENSOR SHALL NOT BE PERSONALLY LIABLE FOR ANY DEFICIENCY**. Licensor's reservation of rights under this License, such as to enter upon or maintain the Premises, shall not be deemed to create any duty on the part of Licensor to exercise any such right. Licensor expressly advises Licensee that Licensor's intention is that Licensee shall have full responsibility for, and shall assume all risk to, persons and property while in, on or about the Premises.

19. **NOTICES.** Any notice shall be deemed to be delivered when deposited in the US mail, postage prepaid, certified or registered, addressed to the parties at their addresses set forth above, or when faxed to the respective numbers set forth above, or delivered to Licensee's place of business in the Building, or when sent or delivered by Licensor or its designee, or when emailed to Licensee at the address above.

20. **GOVERNMENTAL REGULATIONS AND LAWS.** Licensee will comply with all laws, ordinances, orders, rules and regulations of all governmental agencies having jurisdiction of the Premises with reference to the use or occupancy of the Premises. This License shall be governed by and construed pursuant to the laws of the state in which the Building is located.

21. **SUCCESSORS AND ASSIGNS.** Except as otherwise provided in this License, all of the covenants, conditions and provisions of this License shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, and assigns.

22. **NO MODIFICATION / ENTIRE AGREEMENT.** No representations, understandings, or agreements have been made or relied upon in making this License other than those specifically set forth herein. This License can be modified only by a written instrument signed by both parties. This License is the entire agreement between Licensor and Licensee and supersedes any prior agreements or communications.

23. **WORKSTLYE ACCESS.** So long as this License is in effect and Licensee is not in default hereunder, Licensee may have access to and use the common areas of the Workstyle space in any building managed at the time by Boxer Property. The use is subject to availability and the licensees of the particular building, and must be in accordance with the terms of the License. Licensee may check availability and obtain access instructions by contacting the property manager for the building thorough the tenant portal on www.BoxerProperty.com.

Attested by:

DocuSigned by:
Jeff Love
0EAF0CAE0F184D5...

LICENSEE (signature)

Jeff Love

LICENSEE (print name)

9/2/2015

Date:

Attested by:

LICENSOR: 1910 Pacific, L.P.

DocuSigned by:
Michael Pariza
3D15274EB11D4BE...

By: Boxer Property Managment Corp.
A Texas Corporation

(signature)

(Management Company for Licensor) 9/14/2015

Date:

DS
JL

Licensee Initials

EXHIBIT "A"
PREMISES

☐	**Co-Work Lounge:**	24x7 access to the commons areas of the Workstyle Conference room access (limited)
☐	**Dedicated Desk:**	Dedicated, assigned desk with chair (as assigned) 24x7 access to the common areas of the Workstyle area, and Licensee's Dedicated Desk Conference room access (limited)
☑	**Private Office Space:**	Door with lock (as assigned) 24x7 access to the common areas of the Workstyle area, and Licensee's Private Office Conference room access (limited)

Depiction of Premises attached hereto and incorporated herein by reference (if applicable).



DS
JL
Licensee Initials

EXHIBIT "B”
SERVICES PROVIDED BY LICENSOR

A. Basic Services: Licensor shall provide electric lighting for public areas and special service areas of the Building and electricity for normal office use of the Premises, at Licensee’s expense, basic janitorial services, and conditioned air (the latter at such times as Licensor determines, and at such temperatures and in such amounts as reasonably considered necessary by Licensor, with Sundays, Saturdays, and holidays optional on the part of the Licensor).

B. Conference Facilities: Non-exclusive access to shared conference rooms located in the Workstyle area on the following terms and conditions: Licensee may request the use of any shared conference rooms during normal business hours using the method implemented by Licensor at that time. Conference room use requires a confirmed reservation (and unreserved users must immediately vacate in favor of a reserved user). Licensee may reserve conference facilities for up to six hours per month, non-cumulative, on an as-available basis. Licensor may charge at its discretion for additional time and for cancellations or no-shows for time in excess of included time.

C. Shared Spaces: Non-exclusive access to any shared lounge, break room, seating area, or similar features of the Workstyle area. Licensee may not use the break room in a manner that interferes with other licensees, and will remove any property it brings or allows into the break room by the end of each business day, and Licensee shall be responsible for any maintenance or janitorial services made necessary as a result of its failure to do so. Licensee shall be responsible for the conduct of its invitees, licensees or other guest who use shared spaces.

D. WiFi Services: WiFi is provided on an as-available basis and subject to bandwidth and connection limits, which may change over time. The WiFi system is the property of the Landlord and its management company, Boxer Property and is for authorized use only. Users (authorized or unauthorized) have no explicit or implicit expectation of privacy or protection other than the WPA2 encryption. Protection from Viruses, Hackers, Malware, and any other issues from this connection are solely the responsibility of the user. Any or all uses of this system and all files on this system may be intercepted, monitored, recorded, copied, audited, inspected, and disclosed to authorized sites, Boxer Property, and law enforcement personnel. By using this system, the user consents to same, at the discretion of Boxer Property. Unauthorized or improper use of this system may result in administrative disciplinary action and civil and criminal penalties. By continuing to use this system you indicate your awareness of and consent to these terms and conditions of use. No representations or warranties are made or implied (and are expressly disclaimed) as to the availability, reliability or safety of the WiFi signal, access to or use of the internet and all matters related thereto.

E. Mailboxes & Directory**.** The availability of postal mailboxes and listing on the building directory varies from building to building and is not guaranteed. Mailbox service is determined on a case by case basis and is subject to change.

F. Workstyle Network Facilities. In some cases, Licensee may be permitted to use Boxer Workstyle spaces in other buildings that are part of the Boxer Workstyle network. Such use is not guaranteed and the rules and availability thereof may vary by property, is always subject to change, and may be discontinued overall or for Licensee only at any time.

G. Licensor reserves the right to modify the services described above upon notice to Licensee.

DS
JL

Licensee Initials

BUILDING RULES AND REGULATIONS

1. **Additional Standards of Behavior.** In addition to all other provisions of the License, including these Rules, Licensee, its agents, employees, invitees and guests (collectively the "Licensee") understand and agree that the nature of the Workstyle, and use of common areas within it, including but not limited to the break room, conferences facilities, as well as the Premises and other space in the Building, require that they acknowledge the and respect the quiet enjoyment by other Licensee's, and their agents, employees, invitees and guests. Licensee shall not disturb the quiet enjoyment of other Licensees, including but not limited to excessive noise, music playing, loud or offensive talk or conduct, displays, cleanliness, trash, food, use or abuse of office furniture and design, whether that provided by Licensor or Licensee.

2. **Design and Cleanliness.** In Workstyle spaces (including in private offices) many desks, offices, and workspaces are visible to others and become part of the overall environment and experience of other Licensees, guests, and other visitors. Accordingly, all desks, offices, and workspaces must be maintained in a reasonably clean and orderly fashion. The design of Workstyle space is an important part of the experience as well, so the addition of furnishings, decorations, or office, kitchen, or service items by Licensee requires Licensor approval, which may be granted or revoked in Licensor's sole discretion. Licensor may, at its election, frost or otherwise opaque any glass doors or panels, or remove same. In general, Licensor retains control of the design and furnishings of the Workstyle space. In addition, items brought into the Workstyle Space that are not compatible with Licensor's standards of design and cleanliness may be moved, arranged, or removed at any time, at Licensor's sole discretion. Licensor shall approve in writing, prior to installation, any attachment of any object affixed to walls, ceilings, or doors other than pictures and similar items.

3. **Access Control.** No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises or the Building by Licensee, nor shall any changes be made in existing locks or the mechanisms thereof without the prior written consent of the Licensor. Licensee must, upon the termination of its tenancy, return to Licensor all keys and access cards to the Premises. If Licensee fails to return any such key, Licensee shall pay to Licensor the cost of changing the locks to the Premises if Licensor deems it necessary to change such locks.

4. **Trash.** No Licensee shall place anything in the hallways of the Building. No trash shall be placed in the common area.

5. **Use of Space.** Licensee shall only be permitted use as general office space. No Licensee shall occupy or permit any portion of the Premises to be occupied for lodging or sleeping or for any illegal purposes or permit any pet within the Premises or Building (unless the Building has a pet policy).

6. **Combustibles.** Licensee shall not use or keep in the Premises or the Building any combustible fluid or material, including the use of space heaters, and shall not permit any open flame, including candles, incense, etc.

7. **Wiring.** Licensor will direct electricians as to where and how telephone wiring shall be located. No boring or cutting for wires will be allowed without the written consent of Licensor. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Licensor.

8. **Video.** Licensor may monitor the Workstyle space including any common areas by use of video cameras.

9. **General Access.** On Saturdays, Sundays and legal holidays and on any other days between the hours of 6:00 p.m. and 6:30 a.m., Licensor reserves the right to keep all doors to the Building locked, and access to the Building, or to the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is an employee of the Building or is properly identified as a Licensee of the Building. The Licensor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of natural disaster, hurricane, tornado, evacuation, invasion, mob, riot, public excitement, or other commotion, the Licensor reserves the right to prevent access to the Building during the continuance of the same by closing the doors or closure of the Building for the safety of the Licensees and protection of property in the Building. Licensor also reserves the right to exclude or expel from the Building any person who, in the judgment of Licensor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

10. **Access Control.** Access to the Building and parking may be controlled by the use of electronic card key or by other method deemed necessary by Licensor. Licensee shall be issued card keys or other ingress/egress devices and a deposit for each card or device shall be paid upon issuance of the cards. In the event that Licensee shall damage or lose the card key(s) or device(s), then Licensee's deposit for such card or device will be forfeited, and Licensee will be required to pay another equal deposit.

11. **No Smoking.** Smoking is prohibited in the Premises and common areas of the Building at all times.

12. **Deposit.** In order to receive a refund of its security deposit, if any, Licensee agrees to provide a forwarding address to Licensor, in writing, on or before the termination date of the License. Licensee agrees that it waives any rights and remedies with regard to the security deposit if it fails to provide such forwarding address to Licensor, in writing, on or before the termination date of the License, including waiver of the right to receive a refund and to receive a description of damages and charges. Licensor shall have sixty (60) days from the date Licensee surrenders the premises and Licensor's receipt of Licensee's forwarding address, to refund the security deposit and/or provide a written description of damages and charges.

13. **Other Charges.** Licensor reserves the right to charge Licensee, and require payment in advance, for services and/or expenses not required of Licensor under this License, or incurred in relation to the License. Such charges include, but are not limited to, processing "bounced" checks, changing locks, reviewing and signing lien waivers, license or license assignments, sublet documents, providing after hours HVAC rates, etc. A list of charges can be obtained from the Licensor's representative. The charges are based on the cost to the Licensor or its management company to provide the service which is charged for, and are subject to change at anytime without notice.

14. **Guests.** Use of Boxer Workstyle space is by Licensee only; guests are permitted when meeting Licensees for specific business related meetings, but otherwise must become a Licensee to use the space.

15. **Events.** From time to time, Licensor will hold events in the Workstyle space (such as meetings, workshops, press events, and other functions). These events may be open to the general public and may require moving furniture or otherwise impact the use of the space. Licensees shall make reasonable accommodations for such events, and take care to protect their work product and property.

DS

JL

Licensee Initials

C

EXHIBIT "G" - GUARANTY

Licensor: **1910 Pacific, L.P.**

Licensee: **U.S. Assets Inc.**

Premises: **1910 Pacific Ave Dallas, TX. 75201** Commencement Date: **October 1, 2015**

Name of guarantor: **Jeff Love**

Guarantor's Address: 651 brookviesta ct east waxahachie tx 75165

To induce Licensor to enter into the License and for other consideration, Guarantor aggress that-

1. Guarantor guarantees the performance of Licensee's obligations under the License, and any renewal(s) and extension(s) thereof, including any increased amounts of License Fee.

2. This is a primary, irrevocable, and unconditional guaranty of payment and performance and not of collection and is independent of Licensee's obligations under the License.

3. Guarantor will make all payments to Licensor at Licensor's address set forth in the License.

4. This guaranty will remain in effect regardless of any modification or extension of the License.

5. Guarantor's obligations will not be diminished by any compromise or release agreed on by Licensee and Licensor or by discharge, limitation, or modification of Licensee's obligations in any bankruptcy or other debtor relief proceeding. Guarantor waives any right to require that Licensor bring any legal action against Licensee before, simultaneously with, or after enforcing its rights and remedies hereunder against Guarantor. Licensor shall not be required to make any demand on Licensee, apply any security deposit being held by Licensor on behalf of Licensee or any other credit in favor of Licensee, or otherwise pursue or exhaust its remedies against Licensee before, simultaneously with, or after enforcing its rights and remedies hereunder against Guarantor.

6. If there is more than one guarantor, the obligations of each guarantor will be joint and several.

7. Texas (State) law applies to the guaranty.

Guarantor waives its rights

1. To notices of acceptance, modification, renewal, extension, and default and any other notice.

2. To claim any defense arising out of lack of diligence; any failure to pursue Licensee; loss of impairment of any right of subrogation or reimbursement; release of any other guarantor or collateral; death, insolvency, or lack of corporate authority of Licensee; and waiver, release, or election, based on Licensor's or Licensee's rights and obligations under the License and the enforcement of its terms.

The prevailing party in any dispute arising out of this guaranty will be entitled to recover reasonable attorney's fees.

DocuSigned by:
Jeff Love
0EAFD3AF0F184D5...

Guarantor Signature

Jeff Love

Guarantor Printed Name

9/2/2015

Date

DS
JL

Licensee Initials

Exhibit "Q"

LEASEHOLD IMPROVEMENTS

1. Work by Landlord. Landlord shall cause to be constructed and/or installed in the Premises the permanent leasehold improvements and tenant finish desired by Tenant and approved by Landlord (the **"Leasehold Improvements"**).

2. Planning and Construction. Landlord and Tenant shall cooperate in good faith in the planning and construction of the Leasehold Improvements, and Tenant shall respond promptly to any request from Landlord or Landlord's architect, representative or contractor for Tenant's approval of any particular aspect thereof, it being agreed and understood that it is the intent and desire of the parties that the Premises be ready for Tenant's occupancy on or before the Commencement Date. In the event Tenant fails to respond promptly to any request by Landlord or Landlord's architect, representative and/or contractor in connection with the design and/or construction of the Leasehold Improvements, Landlord, upon ten (10) days' prior written notice to Tenant, shall have the right to terminate this Lease Agreement.

3. Quality of Work. Landlord shall supervise the construction of the Leasehold Improvements and shall use good faith efforts to cause same to be constructed and installed in a good and workmanlike manner in accordance with industry practice.

4. Completion of Construction. The **"Leasehold Improvements Completion Date"** shall mean the date upon which the Leasehold Improvements are substantially complete. The phrase **"substantially complete"** shall mean that all construction debris has been removed from the Premises and the Premises are clean, the Premises may reasonably be used and occupied for the purposes intended by the Tenant and the progress of the construction of the Leasehold Improvements to date is such that final completion of the Leasehold Improvements can occur within a reasonable period of time and without undue interference to the Tenant's use of the Premises. If the Premises are not ready for occupancy by the Commencement Date for any reason, Landlord shall not be liable or responsible for any claims, damages or liabilities in connection therewith or by reason thereof.

5. Tenant Delay. As used herein, **"Tenant Delay"** shall mean the sum of (i) the number of days of delay in responding to Landlord's request for approval of any documentation in connection with the Leasehold Improvements, (ii) the number of days of delay in preparing any of such documentation caused by changes requested by Tenant to any aspect of the Leasehold Improvements which were reflected in the documentation theretofore approved by Tenant, and (iii) the positive difference, if any, between the increase and decrease in the number of days required to complete the Leasehold Improvements caused by changes required by Tenant to the working drawings after Tenant's approval thereof.

6. Disclaimer of Warranty. **TENANT ACKNOWLEDGES THAT THE CONSTRUCTION AND INSTALLATION OF THE LEASHOLD IMPROVEMENTS WILL BE PERFORMED BY AN UNAFFILIATED CONTRACTOR OR CONTRACTORS AND THAT ACCORDINGLY LANDLORD HAS MADE AND WILL MAKE NO WARRANTIES TO TENANT WITH RESPECT TO THE QUALITY OF CONSTRUCTION THEREOF OR AS TO THE CONDITION OF THE PREMISES, EITHER EXPRESS OR IMPLIED, AND THAT LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE PREMISES ARE OR WILL BE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE. TENANT'S OBLIGATION TO PAY BASE AND ADDITIONAL RENTAL HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE BUILDING OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND TENANT SHALL CONTINUE TO PAY THE BASE AND ADDITIONAL RENTAL WITHOUT ABATEMENT, OFFERS OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.** However, Landlord agrees that in the event that any defect in the construction of the Leasehold Improvements is discovered, Landlord will diligently pursue and seek to enforce any warranties of the contractor(s) and/or the manufacturer of any defective materials incorporated therein.

7. Cost of Leasehold Improvements. Landlord shall pay all costs and expenses of the Leasehold Improvements (including labor, materials, architectural and engineering costs) up to the aggregate amount of **$10.000.00** (the "**Improvement Allowance").** Tenant shall reimburse Landlord for any such costs and expenses in excess of the Improvement Allowance within thirty (30) days following delivery to Tenant of an itemized statement thereof.

8. Construction Management Fee. Tenant acknowledges and agrees to pay Landlord a construction management fee equal to three percent 3% of the total construction costs and expenses of the Leasehold Improvements, after the first **$10,000.00** of construction costs. Such construction management fee may be paid for by Tenant out of the Improvement Allowance.

DocuSigned by:
Jeff Love
0EAFD3AF0F184D5...

TENANT (signature)

Jeff Love

TENANT (print name)

Date 9/2/2015

DS
JL
Licensee Initials

C

Leasehold Improvements

In the event that these improvements delay the occupancy of the Premises by Tenant, Tenant shall not be released from its Rent obligations, which will begin on the original commencement date.

1. Exterior wooden suite door will be relocated in the corridor to absorb two suites.
2. Demo approximately 10 feet of wall
3. Install approximately 48 feet of wall
4. Install approximately 12 feet of Caesar stone countertop
5. Install approximately 18 feet of building standard cabinetry
6. Install a cased opening in reception area
7. Install sprinkler head in reception/waiting area.
8. Install 4 new electrical outlets in reception area and new storage room.



This is subject to materials available and to tenant and Landlords mutual agreement on final construction drawings.

DocuSigned by:
Jeff Love
0EAFD3AF0F184D5...

9/2/2015

TENANT (signature) Date

Jeff Love

TENANT (print name)

DS
JL

Licensee Initials

EXHIBIT "Y"

Tenant Improvement Allowance

Landlord agrees to provide Tenant with a tenant improvement allowance in the amount of **$20,094.00** for Tenant Improvements to the Premises (Tenant Improvement Allowance). If the Tenant chooses not to use the Tenant Improvement Allowance towards Tenant Improvements, it may be credited towards the Tenant's rent subject to the following provisions. Tenant agrees that the Tenant Improvement Allowance shall only be used/credited during the first twelve (12) months from the commencement date of the Lease. Tenant agrees that the Landlord will apply the Tenant Improvement Allowance as follows: ***(Please INITIAL one option)***

DS
JL
_____ The Tenant Improvement allowance shall be applied evenly over months two (2), three (3), four (4), and five (5) of the Lease.

Tenant agrees to forfeit the Tenant Improvement Allowance if the Tenant is in default of the Lease. Tenant agrees that the Tenant Improvement Allowance does not affect Tenant's obligation to pay its first month's rent and security deposit under the terms and condition of the Lease.

Tenant shall pay its first month's rent and electricity in the amount of **$5,549.49**, and its security deposit in the amount of $**2,100.00** prior to or at the time of lease signing.

DocuSigned by:
Jeff Love
0EAFD3AF0F184D5...
TENANT (signature and title)

Jeff Love
TENANT (print name)

9/2/2015
Date

DS
JL
Licensee Initials

C

ACCEPTANCE OF PREMISES

BUILDING NAME: **Pacific Place**

ADDRESS: **1910 Pacific Ave Dallas, TX. 75201**

As the Licensee of suite # **17060**, I hereby certify that I have accepted the premises, and all Licensee improvements as set forth in the License agreement have been completed in a manner satisfactory and acceptable to me.

DocuSigned by:
Jeff Love

LICENSEE (signature and title)

Jeff Love

LICENSEE (print name)

9/2/2015

Date

DS SLR

DS DLR

DS JL
Licensee Initials

NEW LICENSEE SIGN INFORMATION

BUILDING NAME and ADDRESS: **Pacific Place - 1910 Pacific Ave Dallas, TX. 75201**

Please fill out the space below in the manner you would like the door sign to read.

DOOR SIGN: **SUITE #: 17060**

U.S. Assets Inc.

US Assets INC.

LOBBY DIRECTORY: **SUITE #: 17060**

U.S. Assets Inc.

US Assets INC>

DocuSigned by:

Jeff Love

0EAFD3AF0E184D5...

9/2/2015

Licensees Signature and Authorization | Date

Do not write below the line – to be filled out by management

Please return collateral to the following address:

____

____

____

Attn: ____________________________

____

Authorized Signature & Printed Name

DS

JL

Licensee Initials

JANITORIAL AUTHORIZATION

BUILDING NAME and ADDRESS: **Pacific Place- 1910 Pacific Ave Dallas, TX. 75201**

COMPANY NAME and SUITE: **U.S. Assets Inc., Suite # 17060**

ALARM COMPANY and CODE (if applicable): ______________________________________

Licensee Initials:

DS JL Please DO NOT clean any portion of the suite.

DS JL Please clean the entire suite - no special instructions.

DS JL Please clean all areas of the suite with the exception of:

Special Instructions:

DocuSigned by: Jeff Love
0EAFD3AF0F184D5...

______________________________ Licensee Signature and Authorization

9/2/2015
______________________________ Date

DS JL
Licensee Initials

LICENSEE CONTACT INFORMATION AND AUTHORIZED SIGNATURES

Building Name: **Pacific Place**
Licensee Name: **U.S. Assets Inc.**
Address: **1910 Pacific Ave Dallas, TX. 75201** Suite #: **17060**
Phone No: **(214) 616-1077** Fax No:
E-mail Address: **jefflove@usassetsinc.com**

Please list below persons to be contacted in case of an emergency. Emergency numbers will remain confidential and are used only in the event of an emergency involving the Premises.

1. Name: jeffrey Love
   Residence Phone:
   Mobile Phone: 2146161077
2. Name:
   Residence Phone:
   Mobile Phone:
3. Name:
   Residence Phone:
   Mobile Phone:

CORPORATE OFFICE:

Contact:
Address:
City, State, Zip:
Phone:
Fax:
Email:

ACCOUNTING:

Contact:
Address:
City, State,Zip:
Phone:
Fax:
Email:

PERSON(S) AUTHORIZED TO APPROVE BILLABLE SERVICES (locks, keys and other billable services):

Name: Phone:
Name: Phone:
Name: Phone:

Building management is often asked to grant access to the Premises by one of your employees when they have locked themselves out of their office or when they have left their keys at home, etc. Please list the names of those who management is allowed to let into the Premises upon presenting proper identification. If you choose not to list anyone then building management will not be allowed to open the door to the Premises unless it is for the owners of the business who are personally known by building management.

Name: ID #/State:
Name: ID #/State:
Name: ID #/State:
Name: ID #/State:

MARKETING RELEASE:
In the event Licensee permits photo(s) to be taken of Licensee by Licensor or its representative, Licensee grants Licensor and its management company a non-exclusive, transferable, royalty free, worldwide license to the use thereof.

DocuSigned by:
Jeff Love
10EAFD3AF0F184D5...

Authorized Signature and Printed Name:

9/2/2015
Date

DS
JL
Licensee Initials

C

Licensee Representation Letter

Information about Brokerage Services

Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are a prospective seller or licensor (owner) or a prospective buyer or licensee (buyer), you should know that the broker who lists the property for sale, lease or license is the owner's agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer's agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract, lease or license, or obtaining financing without representing you. A broker is obligated by law to treat you honestly.

IF THE BROKER REPRESENTS THE OWNER:
The broker becomes the owner's agent by entering into an agreement with the owner, usually through a written listing agreement, or by agreeing to act as a subagent by accepting an offer of sub agency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner's agent anything the buyer would not want the owner to know because an owner's agent must disclose to the owner any material information known to the agent.

IF THE BROKER REPRESENTS THE BUYER:
The broker becomes the buyer's agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer's agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer's agent anything the owner would not want the buyer to know because a buyer's agent must disclose to the buyer any material information known to the agent.

IF THE BROKER ACTS AS AN INTERMEDIARY:
A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker's obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction: (1) shall treat all parties honestly; (2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner; (3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and (4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property. With the parties' consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instructions of one party and another person who is licensed under that Act and associated with the broker to communicate with and carry out instructions of the other party. If you choose to have a broker represent you, you should enter into a written agreement with the broker that clearly establishes the broker's obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding.

LICENSEE REPRESENTATION

Licensee certifies that ______________________ (broker) represents Licensee in the negotiation and/or site selection of commercial space for license agreement. **Check ☑ if none.**

DocuSigned by:
Jeff Love
____
LICENSEE (signature and title)

Jeff Love
____
LICENSEE (print name)

9/2/2015
____
Date

DS
JL
Licensee Initials